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                                                                   EXHIBIT 10.4

                              AMENDMENT NUMBER ONE
                                       TO
                              EMPLOYMENT AGREEMENT

        The Employment Agreement entered into on August 25, 1994, by and between Jerry Willits, (hereinafter the "Employee") and Nickelodeon Theater Co., Inc., is hereby amended as follows:

        WHEREAS, the name of Nickelodeon Theater Co., Inc. was changed by amendment to the Company's Article of Incorporation on August 25, 1995, to CinemaStar Luxury Theaters, Inc., (hereinafter the "Company"); and

        WHEREAS, the Company by and through its Board of Directors believes it to be in the best interests of the Company to extend the Employment Agreement of Employee;

        NOW THEREFORE, in consideration of these premises and the promises herein made, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. As an inducement for Employee to remain in the employ of Company for a period of time beyond the term specified in the Employment Agreement of August 25, 1994, Company hereby agrees to extend the term of that Agreement for a period of five (5) years commencing upon the execution hereof by the parties, unless sooner terminated in accordance with other provisions of the Employment Agreement that is amended hereby.

2. Paragraph 2. of the Employment Agreement of August 25, 1994 is hereby deleted in its entirety.

3. Except for the modifications specified in this Amendment Number One, all of the remaining terms and conditions of the Employment Agreement shall remain in full force and effect for the newly stated term of this Amendment Number One.

        IN WITNESS WHEREOF, the parties have duly executed this Amendment Number One on this fifth day of December, 1996.


"Company"                                     "Employee"

CinemaStar Luxury Theaters, Inc.
a California corporation


By: /s/ John Ellison, Jr.                      /s/ Jerry Willits
    -------------------------                  ---------------------------
    John Ellison, Jr.,                          Jerry Willits
    President &
    Chief Executive Officer